Stein Roe Advisor Funds
Annual Report
June 30, 1999

[PHOTO OF BONDS]

Stein Roe Fixed Income Fund

Taxable Bond Fund

           Stein Roe Advisor Intermediate Bond Fund



[STEIN ROE LOGO HERE]

Contents
--------------------------------------------------------------------------------

Performance...........................................................         1

   How the Stein Roe Advisor Intermediate Bond Fund has done over time

Questions & Answers...................................................         2

   Interview with the portfolio manager and summary of investment activity

Portfolio of Investments..............................................         4

   A complete list of investments with market values

Financial Statements..................................................         9

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.........................................        15

Financial Highlights..................................................        17

   Selected per-share data

Report of Independent Auditors........................................        18



                Must be preceded or accompanied by a prospectus.

Fund Performance
--------------------------------------------------------------------------------



                          Average Annual Total Returns
                           Periods Ended June 30, 1999
--------------------------------------------------------------------------------

                                             1 YEAR        5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Stein Roe Advisor Intermediate Bond Fund      2.45%          7.20%         7.42%
Lehman Brothers Intermediate
Government/Corporate Bond Index               4.19%          7.04%         7.64%
Lipper Investment Grade Debt Fund Average     2.00%          6.90%         7.38%
Number of Funds in Peer Group                  254            119            29


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. TOTAL RETURN INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF INCOME AND CAPITAL GAINS DISTRIBUTIONS. The Advisor currently limits expenses on Class K shares to 1.00% of average net assets. Absent this limit, total return would be less. Historical performance for Class K shares for the period prior to 2/4/98 is based on the performance of the SR&F Intermediate Bond Portfolio, restated to reflect 12b-1 fees and any other expenses applicable to that class, without giving effect to fee waivers and assuming reinvestment of dividends and capital gains. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged group of fixed income securities that differs from the composition of any Stein Roe fund; it is not available for direct investment. Source of Lipper data: Lipper, Inc., a monitor of mutual fund performance.

Growth of a $10,000 investment
--------------------------------------------------------------------------------


June 30, 1989 to June 30, 1999


[LINE CHART]


                                       Lehman Brothers
                 Advisor               Intermediate          Lipper Investment
                 Intermediate          Government/           Grade Debt Fund
                 Bond Fund             Corporate Bond Index  Average (29 Funds)
6/30/89          10000                 10000                 10000
6/30/90          10510                 10782                 10562
6/30/91          11605                 11917                 11530
6/30/92          13226                 13485                 13141
6/30/93          14562                 14900                 14748
6/30/94          14453                 14862                 14562
6/30/95          15868                 16404                 16174
6/30/96          16766                 17226                 16914
6/30/97          18144                 18469                 18305
6/30/98          19853                 20047                 20055
6/30/99          20340                 20886                 20439



    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. TOTAL RETURN PERFORMANCE INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF INCOME AND CAPITAL GAINS DISTRIBUTIONS. The chart above assumes a $10,000 investment on June 30, 1989. Total return figures do not include sales charges or contingent deferred sales charges (CDSC). Class K shares may be purchased only through certain intermediaries, including certain bank trust departments, wrap fee programs and retirement plans. The Advisor currently limits expenses on Class K shares to 1.00% of average net assets. Absent this limit, total return would be less. Historical performance for Class K shares for the period prior to 2/4/98 is based on the performance of the SR&F Intermediate Bond Portfolio, restated to reflect 12b-1 fees and any other expenses applicable to that class, without giving effect to fee waivers and assuming reinvestment of dividends and capital gains. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged group of fixed income securities that differs from the composition of any Stein Roe fund; it is not available for direct investment. Source of Lipper data: Lipper, Inc., a monitor of mutual fund performance.

Questions & Answers
--------------------------------------------------------------------------------


An Interview with Mike Kennedy, Portfolio Manager of Stein Roe
Advisor Intermediate Bond Fund and SR&F Intermediate Bond Portfolio


                                    Fund Data
   Investment Objective:

   Seeks high current income consistent with capital preservation by investing primarily in a diversified portfolio of marketable debt securities. The dollar-weighted average life of its portfolio is expected to be between three and 10 years.




Q: How did the Fund perform for fiscal year 1999?

Kennedy: For the 12 months ended June 30, 1999, the Fund returned 2.45% with distributions reinvested. The Fund underperformed the 4.19% return of the unmanaged Lehman Brothers Intermediate Government/Corporate Bond Index. We maintained a strong position in corporate bonds throughout the year, and this helped us to out perform most of the Fund's peers, according to Lipper, Inc., when corporate bonds performed well later in the fiscal year. This hurt performance early in the fiscal year but helped performance later in the year when corporate bonds rebounded.
     Stein Roe Advisor Intermediate Bond Fund's return was less than its benchmark for the 12 months ended June 30, 1999 primarily because the Fund's duration was more than a full year longer than the Index for much of the year.* This hurt our results when interest rates rose. The average quality of bonds in Advisor Intermediate Bond Fund's portfolio was also lower than that of the Index, and this positioning reduced returns last autumn when the difference in interest rates between higher and lower- quality bonds widened.

Q: How did weakness in corporate bond prices last summer and autumn affect the Fund?

Kennedy: The first half of the fiscal year was an extremely difficult period for the corporate bond market. Global financial problems drove fixed-income investors to choose U.S. Treasury securities over higher-risk fixed-income securities. During that time there was low issuance and poor pricing in the corporate bond market. We held on to our corporate bond holdings based on our belief that economic conditions would improve. An eventual recovery in the corporate bond market in calendar 1999 helped the Fund outperform.
     With the quality in the corporate bond market improving, we've seen the quality of individual issues improving as well. Two higher-risk, high-yield holdings were upgraded to investment quality during the year -- Niagara Mohawk and Viacom -- both of which we sold. Their credit quality upgrades boosted the Fund's performance in fiscal 1999.

Q: How did the Fund's position in mortgage-backed securities fare?

Kennedy: Mortgage-backed securities suffered last summer and autumn as well, but for different reasons than corporate bonds. When interest rates dropped in late 1998, homeowner-refinancing activity increased and the mortgage market declined. Lower mortgage rates have historically led to accelerated prepayments, which reduce the earnings potential of mortgage-backed securities. As interest rates have risen in recent months, the mortgage market recovered and outperformed Treasury securities. We slightly increased our mortgage bond allocation during the higher interest rate environment and this worked well for the Fund.

* Index duration during the period ranged from 3.3 to 3.5 years. Source: Lehman Brothers.

Q&A Continued
--------------------------------------------------------------------------------


Q: Are there any other areas you believe will provide good investment opportunities in the coming months?

Kennedy: We believe bonds in the energy sector are attractive. A rebound in oil prices should lead to improvement in the credit quality of the energy sector.

Q: What's your outlook as we approach the year 2000?

Kennedy: Our long-term outlook for corporate bonds is favorable. Economic growth is expected to remain moderately strong and therefore corporate profits should continue to be firm and support the market.
     Over the near term, we believe strong corporate bond issuance will put some pressure on corporate bonds. We believe many companies are planning to issue debt to avoid uncertain capital market conditions that may occur during the year 2000 transition. We anticipate that the strong issuance will create opportunities for us to buy bonds with strong income potential at discount prices. We've slightly increased the portfolio's allocation to Treasury securities this past quarter and anticipate there may be attractive corporate bond opportunities next quarter.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. TOTAL RETURN INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF INCOME AND CAPITAL GAINS DISTRIBUTIONS. Holdings are disclosed as a percentage of SR&F Intermediate Bond Portfolio's net assets as of 6/30/99, and are subject to change. Investing in high-yield bonds involves greater credit and other risks not associated with investing in higher-quality bonds. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged group of investment-grade bonds of various quality that differs from any Stein Roe mutual fund; it is not available for direct investment. Source of Lipper data: Lipper, Inc., a monitor of mutual fund performance.

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at June 30, 1999
(All amounts in thousands)



                                             Principal          Market
Long-Term Obligations (97.4%)                   Amount           Value
--------------------------------------------------------------------------------
U.S. Government Obligations (10.2%)
U.S. Treasury Notes
   6.625% 6/30/01...............................$  125          $  127
   6.500% 5/15/05............................... 2,750           2,840
   6.125% 8/15/07...............................18,900          19,121
   5.500% 5/15/09...............................22,400          21,879
                                                            ----------
                                                                43,967
U.S. Government Agency Mortgage-Backed Securities (7.4%)
FHLMC Gold
   12.000% 7/1/20............................... 1,854           2,094
FHLMC Remic Trust
   9.500% 4/15/19 Series 11 Class C.............    11              11
FNMA
   8.500% 4/1/01................................     1               1
   8.500% 5/1/03................................     6               6
   8.500% 9/1/03................................    49              51
   8.500% 11/1/03...............................    78              80
   6.000% 4/1/09................................ 8,526           8,238
   6.000% 1/1/14................................ 6,258           6,041
   6.000% 1/1/24................................   732             691
   6.000% 3/1/24................................ 2,012           1,899
   6.500% 10/1/28............................... 6,820           6,582
FNMA Remic Trusts
   9.250% 3/25/18 Series 1988-4 Class Z......... 1,781           1,867
GNMA
   8.000% 1/15/08...............................   217             227
   8.000% 2/15/08...............................   174             181
   8.000% 4/15/08...............................   207             216
   8.000% 5/15/08...............................   239             249
   8.000% 6/15/08............................... 1,525           1,590
   8.000% 7/15/08...............................   270             281
   9.000% 6/15/16...............................    69              74
   9.000% 8/15/16...............................    46              49
   9.000% 10/15/16..............................   101             108
   6.625% 7/20/25 ARM........................... 1,656           1,681
                                                            ----------
                                                                32,217
Airlines (0.7%)
United Airlines Series 1991-A1 9.200% 3/22/08... 2,937           3,183

Asset-Backed Obligations (2.4%)
First Boston Mortgage Securities Series 1993-H1 Class A-IO
   (Effective Yield 12.820%) 9/28/13............ 5,225             204
Green Tree Home Improvement Loan Trust
   Series 1994-A Class A
   7.050% 3/15/14...............................   958             947
Green Tree Recreational, Equipment & Consumer Trust
   Series 1998-C Class A6 6.700% 2/15/14........ 4,500           4,332
IMC Home Equity Loan Trust Series 1997-3 Class M2
   7.550% 8/20/28............................... 5,000           4,934
                                                            ----------
                                                                10,417

SR&F Intermediate Bond Portfolio Continued
--------------------------------------------------------------------------------

                                             Principal          Market
                                                Amount           Value
--------------------------------------------------------------------------------
Automotive (1.1%)
Federal-Mogul 7.500% 7/1/04....................$ 5,000         $ 4,831

Banking (10.3%)
Commerzbank 5.375% 2/18/04.....................  8,000           7,641
Countrywide Home 6.850% 6/15/04................  8,250           8,245
Deutsche Bank 7.872% 12/29/49 (a)..............  4,500           4,356
Dresdner Funding 8.151% 6/30/31 (a)............  3,500           3,374
HSBC Holdings 7.500% 7/15/09...................  6,000           6,062
Korea Development Bank 7.150% 4/22/04..........  3,000           2,935
Merita Bank Limited 7.150% 12/29/49 (a)........  4,500           4,424
Republic of Columbia 9.750% 4/23/09............  1,600           1,288
Sumitomo Bank 8.500% 6/15/09...................  6,250           6,291
                                                           ----------
                                                                44,616
Building and Construction (3.0%)
Hanson Overseas (Yankee Issue) 7.375% 1/15/03..  6,000           6,144
Owens Corning 7.000% 3/15/09...................  4,750           4,475
PYCSA Panama 10.280% 12/15/12 (a)..............  3,216           2,495
                                                           ----------
                                                                13,114
Cable and Media (1.9%)
News America Holdings 8.625% 2/1/03............  5,000           5,263
Rogers Cablesystems (Yankee Issue)
   9.625% 8/1/02...............................  3,000           3,120
                                                            ----------
                                                                 8,383
Chemicals (1.5%)
Rohm & Haas
   7.400% 7/15/09 (a)..........................  2,000           2,032
   7.850% 7/15/29 (a)..........................  4,250           4,334
                                                            ----------
                                                                 6,366
Electronics (1.1%)
Pan Pacific Industrial Investment (Yankee Issue)
   Zero Coupon (Yield to Maturity 8.834%)
   4/28/07 (a)................................. 10,000           4,803

Energy Services (2.6%)
AES Eastern Energy 9.670% 1/2/29 (a)...........  6,500           6,296
CMS Energy 8.375% 7/1/03.......................  5,000           4,987
                                                            ----------
                                                                11,283
Financial (10.6%)
Amvescap 6.600% 5/15/05........................  5,000           4,862
Associates Corp. of North America
   6.950% 11/1/18..............................  5,000           4,751
Bistro Trust 9.500% 12/31/02 (a)...............  3,000           2,837
Cigna CBO Series 1996-1 Class A-2
   6.460%11/15/08 (a)..........................  5,000           5,300
Corporacion Andina de Fomento
   (Yankee Issue) 7.100% 2/1/03................  6,000           5,868
First Industrial L.P.
   7.500% 12/1/17..............................  6,000           5,301
   7.600% 7/15/28..............................  1,250           1,083
Household Finance 5.875% 11/1/02...............  8,000           7,842
Merrill Lynch 6.550% 8/1/04....................  6,000           5,961
Salomon (Traveler's Group) 6.750% 1/15/06......  2,000           1,961
                                                            ----------
                                                                45,766
Foreign Sovereign Regional Bonds (0.8%)
State of Qatar 9.500% 5/21/09 (a)..............  3,500           3,541

Health Service and Equipment (0.9%)
Tenet Healthcare 7.875% 1/15/03................  4,000           3,940

SR&F Intermediate Bond Portfolio Continued
--------------------------------------------------------------------------------

                                             Principal          Market
                                                Amount           Value
--------------------------------------------------------------------------------
Hotels and Entertainment (0.6%)
Prime Hospitality 9.250% 1/15/06...............$ 2,500         $ 2,525

Insurance (4.7%)
Florida Windstorm 7.125% 2/25/19 (a)...........  2,375           2,347
Prudential Insurance 7.650% 7/1/07 (a).........  7,250           7,484
Sunamerica 5.750% 2/16/09......................  4,750           4,356
Zurich Capital Trust 8.376% 6/1/37 (a).........  6,000           6,130
                                                            ----------
                                                                20,317
Manufacturing (4.2%)
PDVSA Finance 8.750% 2/15/04 (a)...............  3,500           3,483
PDVSA Finance Limited Series 1998-1D
   7.400% 8/15/16..............................  2,500           1,906
Tyco International Group (Yankee Issue)
   6.375% 6/15/05..............................  6,000           5,862
USX Corp 7.200% 2/15/04........................  6,800           6,820
                                                            ----------
                                                                18,071
Mining and Agriculture (9.5%)
Freeport-McMoran Copper & Gold
   7.500% 11/15/06.............................  2,700           1,944
PT Alatief Freeport (Yankee Issue)
   9.750% 4/15/01..............................  3,000           2,520
                                                            ----------
                                                                 4,464
Mortgage-Backed Securities (9.5%)
American Mortgage Trust Series 1993-3 Class 3B
   8.190% 9/27/22..............................  1,733           1,719
Kidder Peabody Acceptance Series 1994-C3 Class A2
   8.500% 4/1/07...............................  3,500           3,726
Lehman Brothers Commercial Conduit Mortgage Trust
   Series 1998-C4 Class A1B 6.210% 10/15/08.... 10,000           9,503
Mellon Residential Funding Series 1998-TBC1 Class A3
   5.610% 10/25/28.............................  4,500           4,378
Merrill Lynch Mortgage Investors Series 1995-C3
   Class A3 7.060% 12/26/25....................  4,000           3,991
Merrill Lynch Trust Series 20 Class D
   8.000% 12/20/18.............................  1,524           1,546
Nomura Asset Securities Series 1996-MD5 Class A-1B
   7.120% 4/13/36..............................  3,000           3,038
Option One Mortgage Securities Series 1999-B
   Class CTFS 9.660% 6/25/29 (a)...............  3,833           3,817
PNC Mortgage Securities Series 1996-1 Class A
   7.500% 6/25/26..............................  3,380           3,369
Resolution Trust Series 1992-C5 Class C
   8.850% 5/25/22..............................    756             775
Structured Assets Securities
   Series 1996-CFL Class C 6.525% 2/25/28 .....  3,684           3,678
   Series 1996-CFL Class X1-IO
      Zero Coupon (Yield to Maturity 9.806%)
   2/25/28..................................... 30,423           1,559
                                                            ----------
                                                                41,099
Natural Gas and Oil (6.4%)
Baker Hughes 6.875% 1/15/29 (a)................  5,000           4,637
Gulf Canada Resources (Yankee Issue)
   8.250% 3/15/17..............................  3,000           2,768
Noble Drilling 7.500% 3/15/19..................  4,750           4,627
Northwest Pipeline 6.625% 12/1/07..............  6,000           5,835
Petroleos Mexicanos 9.657% 7/15/05 (a).........  4,000           3,710
YPF Sociedad Anonima (Yankee Issue)
   7.500% 10/26/02.............................  2,994           3,009
   7.250% 3/15/03..............................  1,000             968
   10.000% 11/02/28............................  2,000           2,242
                                                            ----------
                                                                27,796

SR&F Intermediate Bond Portfolio Continued
--------------------------------------------------------------------------------

                                             Principal          Market
                                                Amount           Value
--------------------------------------------------------------------------------
Printing and Publishing (1.3%)
R.R. Donnelly 6.625% 4/15/29...................$ 4,250         $ 3,871
World Color Press 7.750% 2/15/09...............  2,000           1,853
                                                            ----------
                                                                 5,724
Real Estate Investment Trust (5.1%)
Diversified REIT Trust Series 1999-1A Class C
   6.780% 3/18/11 (a)..........................  5,000           4,723
Federal Realty Investment Trust
   6.625% 12/1/05..............................  2,750           2,579
   7.480% 8/15/26..............................  3,500           3,359
Meditrust 7.820% 9/10/26.......................  4,200           3,777
Prologis Trust 7.100% 4/15/08..................  4,500           4,239
Storage USA 7.125% 11/1/03.....................  3,250           3,157
                                                            ----------
                                                                21,834
Retail (1.6%)
Tommy Hilfiger USA 6.850% 6/1/08...............  5,750           5,399
Price/Costco 7.125% 6/15/05....................  1,650           1,679
                                                            ----------
                                                                 7,078
Savings and Loans (0.7%)
GS Escrow 7.000% 8/1/03 (a)....................  3,000           2,934

Telecommunications (2.8%)
Cable & Wireless Optus 8.125% 6/15/09 (a)......  3,250           3,293
CSC Holdings 7.875% 2/15/18....................  4,250           4,104
Telephone & Data Systems 7.000% 8/1/06.........  5,000           4,915
                                                            ----------
                                                                12,312
Tobacco Products (1.1%)
RJ Reynolds Tobacco 7.750% 5/15/06 (a).........  5,000           4,748

Transportation (0.7%)
Federal Express Pass-Through Certificates
   Series A1 7.530% 9/23/06....................  3,150           3,174

Utilities (3.2%)
Calenergy 7.520% 9/15/08.......................  5,000           5,002
Midamerican Energy 6.500% 12/15/01.............  1,225           1,219
Oglethorpe Power 6.974% 6/30/11 (a)............  3,883           3,874
Public Service of New Mexico
   7.100% 8/1/05...............................  2,500           2,469
   7.500% 8/1/18...............................  1,500           1,457
                                                            ----------
                                                                14,021
                                                            ----------
Total Long-Term Obligations
   (Cost $432,173).............................                422,524
                                                            ----------

SR&F Intermediate Bond Portfolio Continued
--------------------------------------------------------------------------------

                                                Number          Market
Preferred Stock (0.9%)                       of Shares           Value
--------------------------------------------------------------------------------
Financial (0.9%)
Pinto Totta International Finance 7.770% (gtd. by Banco
   Pinto & Sotto Mayor) (a) (Cost $4,014)......      4         $ 3,759
                                                            ----------
--------------------------------------------------------------------------------
                                             Principal
Short-Term Obligation (0.4%)                    Amount

--------------------------------------------------------------------------------
Commercial Paper (0.4%)
Associates First Capital 0.000% 7/1/99
   (Cost $1,765)...............................$ 1,765           1,765
                                                            ----------
--------------------------------------------------------------------------------

Total Investments (98.7%)
   (Cost $437,952)(b)..........................                428,048
Other Assets, Less Liabilities (1.3%)..........                  5,511
                                                            ----------
Total Net Assets (100.0%)......................               $433,559
                                                            ==========
--------------------------------------------------------------------------------


Notes to Portfolio of Investments
--------------------------------------------------------------------------------
(a)Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the Portfolio, and any resale must be in an exempt transaction, normally to other qualified institutional investors. At June 30, 1999, the aggregate value of the Portfolio's private placement securities was $98,731 which represented 22.8% of net assets.
(b)At June 30, 1999, the cost of investments for federal income tax purposes was $438,364. Unrealized depreciation was $10,316, consisting of gross unrealized appreciation of $2,323 and unrealized depreciation of $12,639.
(c)The following futures contracts were open at June 30, 1999:

                             Number of                                Contract                                Unrealized
   Type                      Contracts           Position               Value            Expiration           Gain (Loss)
   -----------              ----------          ----------           ----------          ----------           ----------

   U.S. T-Note                  334                Short              $ 37,210             Sep-99               $ (63)
   U.S. T-Bond                   34                Short                 3,961             Sep-99                   3




See accompanying Notes to Financial Statements.

Stein Roe Advisor Intermediate Bond Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 1999
(All amounts in thousands, except per-share amount)


Assets
Investment in SR&F Intermediate Bond Portfolio, at value....          $ 1,734
Cash........................................................               24
Receivable for fund shares sold.............................                9
Other assets................................................                5
                                                                    ---------
   Total assets.............................................            1,772
                                                                    ---------

Liabilities
Payable for fund shares redeemed............................               34
Dividends payable...........................................                1
Other liabilities...........................................               31
                                                                    ---------
   Total liabilities........................................               66
                                                                    ---------
   Net assets...............................................          $ 1,706
                                                                    =========
Analysis of Net Assets
Paid-in capital.............................................          $ 1,820
Net unrealized depreciation on investments and
   futures transactions.....................................              (74)
Undistributed net investment income.........................                2
Accumulated net realized loss on investments and
   futures transactions.....................................              (42)
                                                                    ---------
   Net assets...............................................          $ 1,706
                                                                    =========

Shares outstanding (unlimited number authorized)............              177
                                                                    =========

Net asset value per share...................................           $ 9.64
                                                                    =========





See accompanying Notes to Financial Statements.

Stein Roe Advisor Intermediate Bond Fund
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended June 30, 1999
(All amounts in thousands)



Investment Income
Interest allocated from SR&F Intermediate
   Bond Portfolio...........................................           $  251
                                                                    ---------
Expenses
Accounting fees.............................................               30
Audit and legal fees........................................               14
Expenses allocated from SR&F Intermediate
   Bond Portfolio...........................................               13
SEC and state registration fees.............................               12
Transfer agent fees.........................................               11
12b-1 distribution and service fees.........................                9
Trustees' fees..............................................                7
Printing and postage........................................                6
Other.......................................................               34
                                                                    ---------
   Total expenses...........................................              136
Reimbursement of expenses by investment advisor.............             (101)
                                                                    ---------
   Net expenses.............................................               35
                                                                    ---------
   Net investment income....................................              216
                                                                    ---------
Realized and Unrealized Gain (Loss) on Investments
   and Futures Transactions
Net realized loss on investments and futures transactions
   allocated from SR&F Intermediate Bond Portfolio..........              (34)
Net change in unrealized appreciation or depreciation
   on investments and futures transactions..................              (83)
                                                                    ---------
   Net loss on investments and futures transactions.........             (117)
                                                                    ---------
Net Increase in Net Assets Resulting from Operations........           $   99
                                                                    =========



See accompanying Notes to Financial Statements.

Stein Roe Advisor Intermediate Bond Fund
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
(All amounts in thousands)


                                                                           Year          Period
                                                                          Ended            Ended
                                                                       June 30,         June 30,
                                                                           1999         1998 (a)
                                                                     ----------     ------------
Operations
Net investment income...........................................         $  216           $   19
Net realized loss on investments and futures transactions
   allocated from SR&F Intermediate Bond Portfolio..............            (34)              (4)
Net change in unrealized appreciation or depreciation on
   investments and futures transactions.........................            (83)               9
                                                                     ----------       ----------
   Net increase in net assets resulting from operations.........             99               24
                                                                     ----------       ----------

Distributions to Shareholders
Distributions from net investment income........................           (218)             (19)
                                                                     ----------       ----------

Share Transactions
Subscriptions to fund shares....................................          2,832            2,200
Value of distributions reinvested...............................            194                3
Redemptions of fund shares......................................         (3,323)             (86)
                                                                     ----------       ----------
   Net increase (decrease) from share transactions..............           (297)           2,117
                                                                     ----------       ----------
   Net increase (decrease) in net assets........................           (416)           2,122

Total Net Assets
Beginning of year...............................................          2,122               --
                                                                     ----------       ----------
End of year.....................................................         $1,706           $2,122
                                                                     ==========       ==========
Analysis of Changes in Shares of Beneficial Interest
Subscriptions to fund shares....................................            285              220
Issued in reinvestment of distributions.........................             20                1
Redemptions of fund shares......................................           (340)              (9)
                                                                     ----------       ----------
   Net increase (decrease) in fund shares.......................           (35)              212
Shares outstanding at beginning of year.........................            212              --
                                                                     ----------       ----------
Shares outstanding at end of year...............................            177              212
                                                                     ==========       ==========


(a)From commencement of operations on February 4, 1998.



See accompanying Notes to Financial Statements.

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 1999
(All amounts in thousands)


Assets
Investments, at market value (cost $437,952).................         $428,048
Receivable for investments sold..............................           15,577
Interest receivable..........................................            5,891
Cash.........................................................                3
                                                                   -----------
   Total assets..............................................          449,519
                                                                   -----------

Liabilities
Payable for investments purchased............................           15,463
Variation margin payable on futures..........................              332
Payable to investment advisor................................              138
Other liabilities............................................               27
                                                                   -----------
   Total liabilities.........................................           15,960
                                                                   -----------
   Net assets applicable to investors' beneficial interest...         $433,559
                                                                   ===========



See accompanying Notes to Financial Statements.

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended June 30, 1999
(All amounts in thousands)

Investment Income
Interest income..........................................          $31,589
                                                                 ---------

Expenses
Management fees..........................................            1,577
Audit and legal..........................................               21
Accounting fees..........................................               35
Trustees' fees...........................................               17
Other....................................................               48
                                                                 ---------
   Total expenses........................................            1,698
                                                                 ---------
   Net investment income.................................           29,891
                                                                 ---------
Realized and Unrealized Gain (Loss) on Investments
   and Futures Transactions
Net realized gain on investments.........................               67
Net realized gain on futures transactions................               80
Net change in unrealized appreciation or depreciation
   on investments and futures transactions...............          (17,001)
                                                                 ---------
   Net loss on investments and futures transactions......          (16,854)
                                                                 ---------
Net Increase in Net Assets Resulting from Operations.....          $13,037
                                                                 =========


See accompanying Notes to Financial Statements.

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
(All amounts in thousands)


                                                                           Year           Period
                                                                          Ended            Ended
                                                                       June 30,         June 30,
                                                                           1999         1998 (a)
                                                                    -------------------------------
Operations
Net investment income...........................................       $ 29,891         $ 11,522
Net realized gain on investments and futures transactions.......            147            1,053
Net change in unrealized appreciation or depreciation on
   investments and futures transactions.........................        (17,001)            (623)
                                                                  -------------    -------------
   Net increase in net assets resulting from operations.........         13,037           11,952
                                                                  -------------    -------------

Transactions in Investors' Beneficial Interest
Contributions...................................................         97,305          461,444
Withdrawals.....................................................       (116,948)         (33,231)
                                                                  -------------    -------------
   Net increase (decrease) from transactions in investors'
      beneficial interest.......................................        (19,643)         428,213
                                                                  -------------    -------------
   Net increase (decrease) in net assets........................         (6,606)         440,165
Total Net Assets
Beginning of period.............................................        440,165              --
                                                                  -------------    -------------
End of period...................................................       $433,559         $440,165
                                                                  =============    =============


(a)From commencement of operations on February 2, 1998.




See accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------


NOTE 1. ORGANIZATION
Stein Roe Advisor Intermediate Bond Fund (the "Fund") is a series of Liberty-Stein Roe Advisor Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Intermediate Bond Portfolio (the "Portfolio"), which seeks high current income consistent with capital preservation by investing primarily in a diversified portfolio of marketable debt securities with an expected average life between three and 10 years.
    The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on February 2, 1998. At commencement, Stein Roe Intermediate Bond Fund contributed $427,315 in securities and other assets in exchange for beneficial ownership of the Portfolio. On February 4, 1998, Stein Roe Advisor Intermediate Bond Fund contributed $100 in securities and other assets. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At June 30, 1999, Stein Roe Intermediate Bond Fund and Stein Roe Advisor Intermediate Bond Fund owned 99.6 percent and 0.4 percent, respectively, of the Portfolio.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following summarizes the significant accounting policies of the Fund and Portfolio. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Investment Transactions and Investment Income
Investment transactions are accounted for on trade date. Interest income, including premium amortization, is recorded daily on an accrual basis. Realized gains or losses from investment transactions are reported on a specific identified cost basis.
    Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The values of such securities are subject to market fluctuations during this period. The Portfolio had when-issued or delayed delivery purchase commitments as of June 30, 1999.

INVESTMENT VALUATIONS
All securities are valued as of June 30, 1999. Long-term debt securities are valued using market quotations if readily available at the time of valuation. If market quotations are not readily available, they are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of market valuations provided by a pricing service. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost. Those with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix, prepared by the Advisor, based on quotations for comparable securities. Other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

FUTURES CONTRACTS
During the period ended June 30, 1999, the Portfolio entered into U.S. Treasury security futures contracts to either hedge against expected declines in the value of its securities or as a temporary substitute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Portfolio seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged.
    Upon entering into a futures contract, the Portfolio deposits with its custodian cash or securities in an amount sufficient to meet the initial margin requirements. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires. See the Portfolio's portfolio of investments for a summary of open futures contracts at June 30, 1999.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and makes distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.
    The Fund intends to utilize provisions of the federal income tax law that allows them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized gains.
    At June 30, 1999, the Fund had capital loss carryforwards of $5 expiring in 2006 and $28 expiring in 2007.

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently than generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.


NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment advisor and manager.
    The management fee for the Portfolio is computed at an annual rate of .35 of 1 percent of average daily net assets. The administrative fee for the Fund is computed at an annual rate of .15 of 1 percent of average daily net assets.
    The Advisor also provides fund accounting services.
    The Advisor has agreed to reimburse the Fund to the extent that expenses exceed 1.00 percent of average annual net assets. This expense limitation expires on January 31, 2000, subject to earlier termination by the Advisor on 30 days notice.
    Shares of the Fund are distributed by Liberty Funds Distributor, Inc. (the "Distributor"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. The trustees of the Trust have adopted a plan of distribution and service pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). The Plan provides that, as compensation for services and/or distribution, the Distributor receives from the Fund a fee at an annual rate not to exceed 0.25 percent of average daily net assets.
    Transfer agent fees are paid to Liberty Funds Services, Inc., formerly Colonial Investor Services, Inc. (CISC), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company.
    Certain officers and trustees of the Trust are also officers of the Advisor. No remuneration was paid to any other trustee or officer of the Trust.


NOTE 4. SHORT-TERM DEBT
To facilitate portfolio liquidity, the Fund and Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. There were no borrowings by either the Fund or the Portfolio during the period ended June 30, 1999.


NOTE 5. INVESTMENT TRANSACTIONS
The Portfolio's aggregate cost of purchases and proceeds from sales or maturity of securities, excluding short-term obligations, for the year ended June 30, 1999, were $1,311,852 and $1,102,965, respectively.

Financial Highlights
--------------------------------------------------------------------------------

Stein Roe Advisor Intermediate Bond Fund


Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                   Year           Period
                                                                  Ended            Ended
                                                               June 30,         June 30,
                                                                   1999         1998 (a)
                                                         -----------------------------------
Net Asset Value, Beginning of Period....................         $10.01          $10.00
                                                               --------         --------
Income From Investment Operations
   Net investment income................................           0.60             0.24
   Net realized and unrealized gain (loss) on
     investments and futures transactions...............          (0.36)            0.01
                                                               --------         --------
     Total from investment operations...................           0.24             0.25
                                                               --------         --------
Distributions
   Net investment income................................          (0.61)           (0.24)
                                                               --------         --------
Net Asset Value, End of Period..........................         $ 9.64           $10.01
                                                               ========         ========
Ratio of net expenses to average net assets (b).........           1.00%            1.00%(d)
Ratio of net investment income to average
   net assets (c).......................................           6.13%            6.06%(d)
Total return (c)........................................           2.45%            2.52%
Net assets, end of period (000's).......................         $1,706           $2,122

(a)  From commencement of operations on February 4, 1998.

(b) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 3.86% and 10.50% (annualized) for the year ended June 30, 1999 and the period ended June 30, 1998, respectively.

(c)  Computed giving effect to Advisor's expense limitation undertaking.

(d)  Annualized.


--------------------------------------------------------------------------------
SR&F Intermediate Bond Portfolio


                                                                   Year           Period
                                                                  Ended            Ended
                                                               June 30,         June 30,
                                                                   1999          1998(a)
                                                         -----------------------------------
Selected Ratios
Ratio of net expenses to average net assets.............           0.36%            0.39%(b)
Ratio of net investment income to average net assets....           6.41%            6.77%(b)
Portfolio turnover rate.................................            253%              86%

(a) From commencement of operations on February 2, 1998.
(b) Annualized.

Report of Independent Auditors
--------------------------------------------------------------------------------


To the Shareholders, Holders of Investors' Beneficial
Interests, and Board of Trustees of Stein Roe Advisor
Trust and SR&F Base Trust

Stein Roe Advisor Intermediate Bond Fund
SR&F Intermediate Bond Portfolio

We have audited the accompanying statement of assets and liabilities of Stein Roe Advisor Intermediate Bond Fund as of June 30, 1999 and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year ended June 30, 1999, and for the period from February 4, 1998 to June 30, 1998. We have also audited the accompanying statement of assets and liabilities, including the portfolio of investments, of SR&F Intermediate Bond Portfolio as of June 30, 1999 and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year ended June 30, 1999 and for the period from February 2, 1998 to June 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's and Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stein Roe Advisor Intermediate Bond Fund and SR&F Intermediate Bond Portfolio at June 30, 1999, the results of their operations, the changes in their net assets and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.


ERNST + YOUNG SIGNATURE


Chicago, Illinois
August 11, 1999

Advisor Trust
--------------------------------------------------------------------------------


Trustees
John A. Bacon, Jr.
Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners


Officers
Thomas W. Butch, President
William D. Andrews, Executive Vice President
Kevin M. Carome, Executive Vice President,
  Assistant Secretary
Loren A. Hansen, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Treasurer
David P. Brady, Vice President
Daniel K. Cantor, Vice President
J. Kevin Connaughton, Vice President
Erik P. Gustafson, Vice President
James P. Haynie, Vice President
Harvey B. Hirschhorn, Vice President
Timothy Jacoby, Vice President
Michael P. Kennedy, Vice President
Gail D. Knudsen, Vice President
Stephen F. Lockman, Vice President
Lynn C. Maddox, Vice President
Arthur J. McQueen, Vice President
Maureen Newman, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Gita R. Rao, Vice President
Michael E. Rega, Vice President
Sharlene. Thomas, Vice President
Heidi J. Walter, Vice President, Secretary
Janet B. Rysz, Assistant Secretary
Patricia Judge, Controller


Agents and Advisors
Stein Roe & Farnham Incorporated
   Investment Advisor
State Street Bank and Trust Company
   Custodian
Liberty Funds Services Inc.
   Transfer Agent
Bell, Boyd & Lloyd
   Legal Counsel to the Trust
Ernst & Young LLP
   Independent Auditors

                               Stein Roe & Farnham
                             One South Wacker Drive
                             Chicago, IL 60606-1130
                                www.steinroe.com

                      Liberty Funds Distributor, Inc. 8/99